                                                                      Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A, of the Janus Adviser Floating Rate High Income Fund and the Janus Adviser INTECH Risk-Managed International Fund, to us under the heading "Independent Registered Public Accounting Firm".


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
April 30, 2007